                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               Michael K. Farrell
     Chairman of the Board, President, Chief Executive Officer and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President, Chief Executive Officer and a Director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities

     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Index Annuity File Nos. 333-152201 and
     333-152202; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series
     II) File Nos. 333-152239 and 333-152240; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; Marquis Portfolios File Nos. 333-152269 and 333-152263; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270 and Variable Annuity File No. 333- ____),

-    MetLife of CT Separate Account QPN

     (MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412; Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191 and Variable Annuity File No. 333-____),

-    MetLife of CT Fund UL for Variable Life Insurance

     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222;
     MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; MarketLife File No. 333-152219; VintageLife File Nos. 333-152217 and 333-152220; and Portfolio Architect Life File No. 333-152216 and Variable Life File No. 333- ____),

-    MetLife of CT Fund UL III for Variable Life Insurance

     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533 and Variable Life File No. 333-_____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2010.


                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                               POWERS OF ATTORNEY
                    METLIFE INSURANCE COMPANY OF CONNECTICUT

DESIGNATION OF AGENT(S):

                                Peter M. Carlson
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby authorize and appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities

     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Index Annuity File Nos. 333-152201 and
     333-152202; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series
     II) File Nos. 333-152239 and 333-152240; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; Marquis Portfolios File Nos. 333-152269 and 333-152263; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder

     Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270 and Variable Annuity File No. 333- ____),

-    MetLife of CT Separate Account QPN

     (MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412; Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191 and Variable Annuity File No. 333-____),

-    MetLife of CT Fund UL for Variable Life Insurance

     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222;
     MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; MarketLife File No. 333-152219; VintageLife File Nos. 333-152217 and 333-152220; and Portfolio Architect Life File No. 333-152216 and Variable Life File No. 333- ____),

-    MetLife of CT Fund UL III for Variable Life Insurance

     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533 and Variable Life File No. 333-_____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March,
2010


                                        /s/ Peter M. Carlson
                                        ----------------------------------------
                                        Peter M. Carlson

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

     We, Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Gina C. Sandonato, Myra L. Saul and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

     I acknowledge my legal responsibilities.


Agent(s) sign(s) here:==>   /s/ Michele H. Abate                       3/30/10
                            --------------------------------------      Date
                            Michele H. Abate


Agent(s) sign(s) here:==>   /s/ Paul G. Cellupica                      3/26/10
                            --------------------------------------      Date
                            Paul G. Cellupica


Agent(s) sign(s) here:==>   /s/ John E. Connolly, Jr.                  3/30/10
                            --------------------------------------      Date
                            John E. Connolly, Jr.


Agent(s) sign(s) here:==>   /s/ Gina C. Sandonato                      3/30/10
                            --------------------------------------      Date
                            Gina C. Sandonato


Agent(s) sign(s) here:==>   /s/ Myra L. Saul                           3/26/10
                            --------------------------------------      Date
                            Myra L. Saul


Agent(s) sign(s) here:==>   /s/ Marie C. Swift                         3/30/10
                            --------------------------------------      Date
                            Marie C. Swift

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

     [X]  Peter M. Carlson

     [ ]  Paul G. Cellupica

     [ ]  Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 22 DAY OF March, 2010.

(SEAL)



                                        /s/ Barbara E. Ruder
                                        ----------------------------------------
                                        NOTARY PUBLIC

BARBARA E. RUDER
Notary Public, State of New York
No. 30-4773244
Qualified in Bronx County
Certificate Filed in New York County
Commission Expires Sept. 30, 2010

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

     [ ]  Peter M. Carlson

     [X]  Paul G. Cellupica

     [X]  Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 26 DAY OF March, 2010.

(SEAL)


                                        /s/ Sharon Fulton
                                        ----------------------------------------
                                        NOTARY PUBLIC

SHARON FULTON
Notary Public, State of New York
No. 01FU6089820
Commission Expires March 31, 2011

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]  Michele H. Abate

[X]  John E. Connolly, Jr.

[X]  Gina C. Sandonato

[X]  Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 30th DAY OF March, 2010.

(SEAL)


                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                        NOTARY PUBLIC

MICHAEL L. CIFELLI
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016

                               POWERS OF ATTORNEY
                    METLIFE INSURANCE COMPANY OF CONNECTICUT

DESIGNATION OF AGENT(S):

                                 Maria R. Morris
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Maria R. Morris, a director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby authorize and appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities

     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Index Annuity File Nos. 333-152201 and
     333-152202; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series
     II) File Nos. 333-152239 and 333-152240; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; Marquis Portfolios File Nos. 333-152269 and 333-152263; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder

     Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270 and Variable Annuity File No. 333- ____),

-    MetLife of CT Separate Account QPN

     (MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412; Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191 and Variable Annuity File No. 333-____),

-    MetLife of CT Fund UL for Variable Life Insurance

     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222;
     MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; MarketLife File No. 333-152219; VintageLife File Nos. 333-152217 and 333-152220; and Portfolio Architect Life File No. 333-152216 and Variable Life File No. 333- ____),

-    MetLife of CT Fund UL III for Variable Life Insurance

     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533 and Variable Life File No. 333-_____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March,
2010


                                        /s/ Maria R. Morris
                                        ----------------------------------------
                                        Maria R. Morris

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

     We, Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Gina C. Sandonato, Myra L. Saul and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

     I acknowledge my legal responsibilities.


Agent(s) sign(s) here:==>   /s/ Michele H. Abate                       3/30/10
                            --------------------------------------      Date
                            Michele H. Abate


Agent(s) sign(s) here:==>   /s/ Paul G. Cellupica                      3/26/10
                            --------------------------------------      Date
                            Paul G. Cellupica


Agent(s) sign(s) here:==>   /s/ John E. Connolly, Jr.                  3/30/10
                            --------------------------------------      Date
                            John E. Connolly, Jr.


Agent(s) sign(s) here:==>   /s/ Gina C. Sandonato                      3/30/10
                            --------------------------------------      Date
                            Gina C. Sandonato


Agent(s) sign(s) here:==>   /s/ Myra L. Saul                           3/26/10
                            --------------------------------------      Date
                            Myra L. Saul


Agent(s) sign(s) here:==>   /s/ Marie C. Swift                         3/30/10
                            --------------------------------------      Date
                            Marie C. Swift

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

     [X]  Maria R, Morris

     [ ]  Paul G. Cellupica

     [ ]  Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 24th DAY OF March, 2010.

(SEAL)


                                        /s/ Ellen M. Jentz
                                        ----------------------------------------
                                        NOTARY PUBLIC

ELLEN M. JENTZ
Notary Public, State of New York
No. 01JE4927208
Comm. Expires April 11, 2010

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

     [ ]  Maria R. Morris

     [X]  Paul G. Cellupica

     [X]  Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 26 DAY OF March, 2010.

(SEAL)


                                        /s/ Sharon Fulton
                                        ----------------------------------------
                                        NOTARY PUBLIC

SHARON FULTON
Notary Public, State of New York
No. 01FU6089820
Commission Expires March 31, 2011

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]  Michele H. Abate

[X]  John E. Connolly, Jr.

[X]  Gina C. Sandonato

[X]  Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 30th DAY OF March, 2010.

(SEAL)


                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                        NOTARY PUBLIC

MICHAEL L. CIFELLI
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016

                               POWERS OF ATTORNEY
                    METLIFE INSURANCE COMPANY OF CONNECTICUT

DESIGNATION OF AGENT(S):

                             Robert E. Sollmann, Jr.
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Sollmann, Jr., a director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby authorize and appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities

     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Index Annuity File Nos. 333-152201 and
     333-152202; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series
     II) File Nos. 333-152239 and 333-152240; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; Marquis Portfolios File Nos. 333-152269 and 333-152263; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder

     Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270 and Variable Annuity File No. 333- ____),

-    MetLife of CT Separate Account QPN

     (MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412; Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191 and Variable Annuity File No. 333-____),

-    MetLife of CT Fund UL for Variable Life Insurance

     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222;
     MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; MarketLife File No. 333-152219; VintageLife File Nos. 333-152217 and 333-152220; and Portfolio Architect Life File No. 333-152216 and Variable Life File No. 333- ____),

-    MetLife of CT Fund UL III for Variable Life Insurance

     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533 and Variable Life File No. 333-_____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24 day of March, 2010


                                        /s/ Robert E. Sollmann, Jr.
                                        ----------------------------------------
                                        Robert E. Sollmann, Jr.

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

     We, Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Gina C. Sandonato, Myra L. Saul and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

I acknowledge my legal responsibilities.


Agent(s) sign(s) here:==>   /s/ Michele H. Abate                       3/30/10
                            --------------------------------------      Date
                            Michele H. Abate


Agent(s) sign(s) here:==>   /s/ Paul G. Cellupica                      3/26/10
                            --------------------------------------      Date
                            Paul G. Cellupica


Agent(s) sign(s) here:==>   /s/ John E. Connolly, Jr.                  3/30/10
                            --------------------------------------      Date
                            John E. Connolly, Jr.


Agent(s) sign(s) here:==>   /s/ Gina C. Sandonato                      3/30/10
                            --------------------------------------      Date
                            Gina C. Sandonato


Agent(s) sign(s) here:==>   /s/ Myra L. Saul                           3/26/10
                            --------------------------------------      Date
                            Myra L. Saul


Agent(s) sign(s) here:==>   /s/ Marie C. Swift                         3/30/10
                            --------------------------------------      Date
                            Marie C. Swift

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

     [X]  Robert E. Sollmann, Jr.

     [ ]  Paul G. Cellupica

     [ ]  Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 24 DAY OF March, 2010.

(SEAL)


                                        /s/ Sharon Fulton
                                        ----------------------------------------
                                        NOTARY PUBLIC

SHARON FULTON
Notary Public, State of New York
No. 01FU6089820
Commission Expires March 31, 2011

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

     [ ]  Robert E. Sollmann, Jr.

     [X]  Paul G. Cellupica

     [X]  Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 26 DAY OF March, 2010.

(SEAL)


                                        /s/ Sharon Fulton
                                        ----------------------------------------
                                        NOTARY PUBLIC

SHARON FULTON
Notary Public, State of New York
No. 01FU6089820
Commission Expires March 31, 2011

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]  Michele H. Abate

[X]  John E. Connolly, Jr.

[X]  Gina C. Sandonato

[X]  Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 30th DAY OF March, 2010.

(SEAL)


                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                        NOTARY PUBLIC

MICHAEL L. CIFELLI
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016

                               POWERS OF ATTORNEY
                    METLIFE INSURANCE COMPANY OF CONNECTICUT

DESIGNATION OF AGENT(S):

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby authorize and appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities

     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity File Nos. 333-101778 and 333-152234; Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238; Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233; MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198; Vintage Annuity File Nos. 333-152199 and 333-152200; Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266; Index Annuity File Nos. 333-152201 and
     333-152202; Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255; Universal Annuity File No. 333-152189; Universal Select Annuity File No. 333-152190; Universal Annuity Advantage File No. 333-152191; MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193; Premier Advisers AssetManager Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series
     II) File Nos. 333-152239 and 333-152240; Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268; Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292; Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236; PrimElite Annuity File Nos. 333-152258 and 333-152261; PrimElite II Annuity File Nos. 333-152259 and 333-152262; Gold Track Annuity and Gold Track Select Annuity File No. 333-152194; Marquis Portfolios File Nos. 333-152269 and 333-152263; Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder

     Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270 and Variable Annuity File No. 333- ____),

-    MetLife of CT Separate Account QPN

     (MetLife Retirement Perspectives File No. 333-156911 which relates to Reg. Nos. 333-141941 and 333-118412; Unallocated Group Variable Annuity File No. 333-156867 which relates to Reg. No 333-136191 and Variable Annuity File No. 333-____),

-    MetLife of CT Fund UL for Variable Life Insurance

     (MarketLife and Invest File No. 002-88637; MetLife Variable Survivorship Life File Nos. 333-69771 and 333-152221; MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File Nos. 333-96515 and 333-152215; MetLife Variable Life File Nos. 333-96519 and 333-152222;
     MetLife Variable Survivorship Life II File Nos. 333-56952 and 333-152218; MetLife Variable Life Accumulator- Series III File Nos. 333-113109 and 333-152223; MarketLife File No. 333-152219; VintageLife File Nos. 333-152217 and 333-152220; and Portfolio Architect Life File No. 333-152216 and Variable Life File No. 333- ____),

-    MetLife of CT Fund UL III for Variable Life Insurance

     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349; Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779; Corporate Benefit Life File No. 333-64364; Corporate Select Policy File No. 333-105335; Corporate Owned Variable Universal Life IV File No. 333-113533 and Variable Life File No. 333-_____),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19 day of March, 2010


                                        /s/ Stanley J. Talbi
                                        ----------------------------------------
                                        Stanley J. Talbi

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

     We, Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Gina C. Sandonato, Myra L. Saul and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

I acknowledge my legal responsibilities.


Agent(s) sign(s) here:==>   /s/ Michele H. Abate                       3/30/10
                            --------------------------------------      Date
                            Michele H. Abate


Agent(s) sign(s) here:==>   /s/ Paul G. Cellupica                      3/26/10
                            --------------------------------------      Date
                            Paul G. Cellupica


Agent(s) sign(s) here:==>   /s/ John E. Connolly, Jr.                  3/30/10
                            --------------------------------------      Date
                            John E. Connolly, Jr.


Agent(s) sign(s) here:==>   /s/ Gina C. Sandonato                      3/30/10
                            --------------------------------------      Date
                            Gina C. Sandonato


Agent(s) sign(s) here:==>   /s/ Myra L. Saul                           3/26/10
                            --------------------------------------      Date
                            Myra L. Saul


Agent(s) sign(s) here:==>   /s/ Marie C. Swift                         3/30/10
                            --------------------------------------      Date
                            Marie C. Swift

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

    [X]  Stanley J. Talbi

    [ ]  Paul G. Cellupica

    [ ]  Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 19 DAY OF March, 2010.

(SEAL)


                                        /s/ Barbara E. Ruder
                                        ----------------------------------------
                                        NOTARY PUBLIC

BARBARA E. RUDER
Notary Public, State of New York
No. 30-4773244
Qualified in Bronx County
Certificate Filed in New York County
Commission Expires Sept. 30, 2010

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

     [ ]  Stanley J. Talbi

     [X]  Paul G. Cellupica

     [X]  Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 26 DAY OF March, 2010.

(SEAL)


                                        /s/ Sharon Fulton
                                        ----------------------------------------
                                        NOTARY PUBLIC

SHARON FULTON
Notary Public, State of New York
No. 01FU6089820
Commission Expires March 31, 2011

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]  Michele H. Abate

[X]  John E. Connolly, Jr.

[X]  Gina C. Sandonato

[X]  Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 30th DAY OF March, 2010.

(SEAL)


                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                        NOTARY PUBLIC

MICHAEL L. CIFELLI
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016